UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2015

Marina Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 1559 , Bothell, WA		98041

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		425-892-4322

 N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 23, 2015, J. Michael French, the President and Chief Executive Officer of Marina Biotech, Inc. (the “Company”) presented at the “Pitch & Partner” Session during the World Orphan Drug Congress – 2015. A copy of the slide deck used in connection with the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company’s presentation is available on the Company’s website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Presentation of Marina Biotech, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

April 27, 2015	By:	/s/ J. Michael French

Name:	J. Michael French
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of Marina Biotech, Inc.